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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-56417) of Dreyer's Grand Ice Cream, Inc. of our report dated April 28, 1997 appearing on page 1 of this Form 11-K.


/s/ PRICE WATERHOUSE LLP
------------------------
PRICE WATERHOUSE LLP

San Francisco, California
June 18, 1997